Exhibit 10.3

WAIVER NO. 1 AND CONSENT
Dated as of November 20, 2017
to
RECEIVABLES FINANCING AGREEMENT
Dated as of May 9, 2016
THIS WAIVER NO. 1 AND CONSENT (“Waiver and Consent”) is made as of November 20, 2017 and shall, upon satisfaction of the conditions precedent set forth in Section 4 below, be effective as of the date hereof, and is by and among Davey Receivables LLC (the “Borrower”), PNC Bank, National Association, as Administrative Agent (the “Administrative Agent”), PNC Bank, National Association, as LC Bank (the “LC Bank”), The Davey Tree Expert Company in its individual capacity (“Davey Tree”) and as servicer (the “Servicer”) and PNC Capital Markets LLC, as Structuring Agent (the “Structuring Agent”) under that certain Receivable Financing Agreement dated as of May 9, 2016, by and among the Borrower, the Administrative Agent, the LC Bank, Davey Tree, the Servicer and the Structuring Agent (as amended, restated, supplemented or otherwise modified from time to time, the “RFA”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the RFA.
WHEREAS, the Borrower has requested that the Administrative Agent, the LC Bank and the Structuring Agent agree to address certain provisions of the RFA in certain respects;
WHEREAS, the Borrower, the Administrative Agent, the LC Bank and the Structuring Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the LC Bank the Structuring Agent, Davey Tree and the Servicer hereby agree to enter into this Waiver and Consent.
1.Specified Defaults. The Borrower has informed the LC Bank that Unmatured Events of Defaults or Events of Default may have occurred under the RFA as a result of (the items described in the following clauses (i) through (iv), the “Specified Defaults”):

(i)
the breach of representations or warranties contained in Sections 7.01(n), 7.01(x), 7.02(i), 7.02(o) and/or 7.2(w) of the RFA, due to (a) the Servicer’s failure to deliver financial statements (and related certifications) for (1) fiscal year 2016 and the interim periods therein and/or (2) the interim periods in fiscal year 2017, which in each case were true and complete as of the dates and the periods covered by such financial statements and prepared in accordance with GAAP; and/or (b) the Borrower’s failure to maintain a system of accounting established and administered in accordance with GAAP; and/or (c) the Servicer’s failure to maintain a system of accounting established and administered in accordance with GAAP;

(ii)
the failure to comply with Sections 8.01(c) and/or 8.02(a) of the RFA, due to: (a) the Servicer’s failure to deliver financial statements (and related certifications) for (1) fiscal year 2016 and the interim periods therein and/or (2) the interim periods in fiscal year 2017, which in each case were true and complete as of the dates and the periods covered by such financial statements and prepared in accordance with GAAP; and/or (b) the Borrower’s failure to maintain a system of accounting established and administered in accordance with GAAP; and/or (c) the Servicer’s failure to maintain a system of accounting established and administered in accordance with GAAP; and/or

(iii)
the occurrence of an event or condition that enables or permits the holder or holders of any outstanding Debt in a principal amount in excess of $5,000,000 (“Material Debt”) or any trustee or agent on its or their behalf, to accelerate the maturity of such Material Debt or to terminate the commitment of any lender thereunder, to the extent resulting from any of the items described in the foregoing clauses (i) or (ii) or any failure to deliver notices in connection therewith (any event or condition described in this clause (iii), the “Cross Default”); and/or

(iv)
any failure to provide notice of any Unmatured Event of Default as required by Sections 8.01(d) and/or 8.02(b) of the RFA with respect to any event described in the foregoing clauses (i) through (iii).

2.Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Administrative Agent, the LC Bank and the Structuring Agent hereby waive (i) the occurrence of the Specified Defaults and (ii) any other Default or Event of Default arising under Section 10.01(b) of the RFA, solely as a result of the Specified Defaults, provided that:

(a)it shall be a condition subsequent to the effectiveness of the waiver of the Cross Default that the Borrower shall, on or prior to December 30, 2017 (the “Outside Date”), obtain such waivers from applicable persons such that no holder or holders of any Material Debt nor any trustee or agent on its or their behalf may accelerate the maturity of such Indebtedness or cause any such Material Debt to become due prior to its scheduled maturity as a result of the occurrence of any Specified Default (and the Borrower shall have delivered to the Administrative Agent, on or prior to the Outside Date, a certificate certifying the satisfaction of such condition subsequent); and

(b)the waiver of the Cross Default shall not constitute a waiver of the occurrence of any event or condition that results in any Material Debt becoming due prior to its scheduled maturity.

The waiver in this Section 2 applies only to the Specified Defaults and only for the periods and for the express circumstances described above, and shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent, the LC Bank or the Structuring Agent pursuant to the RFA or any other Transaction Document or (ii) a course of dealing or a consent to any departure by the Borrower and/or the Servicer from any other term or requirement of the RFA.
3.Consent. The Servicer has informed the Lenders that it requires additional time to deliver its (a) audited consolidated financial statements for the fiscal year ended December 31, 2016 and other related information required by Sections 8.01(c) and 8.02(a) of the RFA, as well as the related compliance certificate required by Section 8.02(a) of the RFA and (b) its unaudited financial statements for the fiscal quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 and other related information required by Sections 8.01(c) and 8.02(a) of the RFA, as well as the related compliance certificate required by Section 8.02(a) of the RFA (collectively, the “Required Financial Deliverables”). Subject to the conditions to effectiveness set forth in Section 4 below, the Administrative Agent, the LC Bank and the Structuring Agent hereby consent to the delivery by or on behalf of the Borrower and the Servicer of the Required Financial Deliverables by no later than the Outside Date, in lieu of the date for delivery thereof specified in such Sections 8.01(c) and 8.02(a).

4.Conditions of Effectiveness. The effectiveness of this Waiver and Consent is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Waiver and Consent duly executed by the Borrower, the Administrative Agent, the LC Bank, the Structuring Agent, Davey Tree and the Servicer and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Waiver and Consent.

5.Representations; Warranties and Covenants of the Borrower and the Servicer. Each of the Borrower and the Servicer hereby represents, warrants and covenants as follows:

(i)
This Waiver and Consent and the RFA as modified hereby constitute legal, valid and binding obligations of the Borrower and the Servicer and are enforceable against the Borrower and the Servicer in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii)
As of the date hereof and after giving effect to the terms of this Waiver and Consent, (a) no Unmatured Event of Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties of each of the Borrower and the Servicer set forth in the RFA, are true and correct as of the date hereof.

6.No Implicit Waiver. Except with respect to the subject matter hereof and as expressly set forth herein, (i) the execution, delivery and effectiveness of this Waiver and Consent shall neither operate as a waiver of any right, power or remedy of the Administrative Agent, the LC Bank or the Structuring Agent under the RFA or any other documents executed in connection with the RFA, nor constitute a waiver of any provision of the RFA, the Transaction Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith and (ii) each Transaction Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

7.Governing Law. This Waiver and Consent shall be construed in accordance with and governed by the law of the State of New York.

8.Headings. Section headings in this Waiver and Consent are included herein for convenience of reference only and shall not constitute a part of this Waiver and Consent for any other purpose.

9.Counterparts. This Waiver and Consent may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Waiver and Consent has been duly executed as of the day and year first above written.

DAVEY RECEIVABLES LLC
as the Borrower

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

Signature Page to Waiver No. 1 and Consent to
Receivables Financing Agreement dated as of May 9, 2016
Davey Receivables LLC

THE DAVEY TREE EXPERT COMPANY
as the Servicer

By:	/s/ Christopher J. Bast
	Name:	Christopher J. Bast
	Title:	Vice President and Treasurer

Signature Page to Waiver No. 1 and Consent to
Receivables Financing Agreement dated as of May 9, 2016
Davey Receivables LLC

PNC BANK, NATIONAL ASSOCIATION
as LC Bank

By:	/s/ Stephen Ritchey
	Name:	Stephen Ritchey
	Title:	Senior Vice President

Signature Page to Waiver No. 1 and Consent to
Receivables Financing Agreement dated as of May 9, 2016
Davey Receivables LLC

PNC BANK, NATIONAL ASSOCIATION
as Administrative Agent

By:	/s/ Stephen Ritchey
	Name:	Stephen Ritchey
	Title:	Senior Vice President

Signature Page to Waiver No. 1 and Consent to
Receivables Financing Agreement dated as of May 9, 2016
Davey Receivables LLC

PNC CAPITAL MARKETS LLC,
as Structuring Agent

By:	/s/ Stephen Ritchey
	Name:	Stephen Ritchey
	Title:	Managing Director

Signature Page to Waiver No. 1 and Consent to
Receivables Financing Agreement dated as of May 9, 2016
Davey Receivables LLC